UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2025
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (812) 464-1294
________________________________________________________
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ONB	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.
As previously announced, on November 25, 2024, Old National Bancorp (“Old National”), Bremer Financial Corporation (“Bremer”) and ONB Merger Sub, Inc., a wholly-owned subsidiary of Old National, entered into an Agreement and Plan of Merger (the “Merger Agreement”), according to which, and upon the terms and subject to the conditions set forth therein, Old National will acquire Bremer (the “Holding Company Transaction”). Immediately following the Holding Company Transaction (or at such later time as Old National may determine), Bremer Bank, National Association, a wholly-owned subsidiary of Bremer (“Bremer Bank”), will merge (the “Bank Merger”) with and into Old National Bank, a wholly-owned subsidiary of Old National, with Old National Bank continuing as the surviving bank in the Bank Merger, all in accordance with an Agreement and Plan of Merger between Bremer Bank and Old National Bank (the “Bank Merger Agreement”).

On March 5, 2025, the Federal Reserve Bank of St. Louis approved the Holding Company Transaction, and on March 19, 2025, the Office of the Comptroller of the Currency approved the Bank Merger. The shareholders of Bremer approved and adopted the Merger Agreement at a special meeting of Bremer’s shareholders held on March 7, 2025. The Holding Company Transaction and the Bank Merger are currently expected to be completed on May 1, 2025, subject to the satisfaction of customary closing conditions set forth in the Merger Agreement and the Bank Merger Agreement.

The Merger Agreement is described in more detail in Old National’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 25, 2024.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934 and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Old National with respect to the Holding Company Transaction and the Bank Merger and the timing of the closing of these proposed transactions. Such statements are often characterized by the use of words (and their derivatives) such as “may,” “will,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “anticipate,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning the opinions or judgment of Old National or its management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to certain risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results, outcomes or events to differ materially from anticipated results, outcomes or events expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following:

•the occurrence of any event, change or other circumstances that could result in a change to the anticipated closing date of the Holding Company Transaction or the Bank Merger or that could give rise to the right of a party to terminate the Merger Agreement or the Bank Merger Agreement;
•a material adverse change in the financial condition of Old National or Bremer;
•general competitive, economic, political and market conditions;
•actions of regulatory authorities that could impact the closing of the Holding Company Transaction or the Bank Merger;
•major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; and
•other factors that may affect future results of Old National or Bremer.

Although Old National believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, outcomes or events will not differ materially from any projected future results, outcomes or events expressed or implied by such forward-looking statements. Additional factors and risks that could cause results, outcomes or events to differ materially from those described above can be found in Old National’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC, as well as its other filings with the SEC.

The actual results, outcomes or events referenced in this report may not be realized or occur. You are cautioned not to rely too heavily on any such forward-looking statements. Old National urges you to consider all of the risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Old National. Forward-looking statements speak only as of the date of this report, and Old National undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events, conditions or otherwise after the date of this report, except to the extent required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2025

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary